The Prudential Insurance Company of America	Jordan K. Thomsen Vice President and Corporate Counsel The Prudential Insurance Company of America 213 Washington Street Newark, NJ 07102 (973) 802-4193 jordan.thomsen@prudential.com March 11, 2022

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    The Prudential Insurance Company of America (“Depositor”)
Prudential Variable Appreciable Account (“Registrant”) (File No. 811-05466)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Annual Reports for the underlying funds for the period ending December 31, 2021 are available online to contract owners in accordance with Rule 30e-3 under the Act.

Fund Company	1940 Act Registration No.
American Century Variable Portfolios, Inc.	811-05188
Advanced Series Trust ("AST")	811-05186
Janus Aspen Series	811-07736
MFS Variable Insurance Trust	811-08326
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623
If you have any questions regarding this filing, please contact me at (973) 802-4193.

Sincerely,

/s/ Jordan K. Thomsen
Jordan K. Thomsen

VIA EDGAR